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                                                                    EXHIBIT 10.3

                      HEURISTIC PHYSICS LABORATORIES, INC.
                             1998 STOCK OPTION PLAN
                    (AS AMENDED AND RESTATED ON MAY 22, 2001)

      1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Awards granted under the Plan may be incentive stock options (as defined under Section 422 of the Code), non-statutory stock options, restricted stock and stock appreciation rights, as determined by the Administrator at the time of grant of an Award.

      2. DEFINITIONS. As used herein, the following definitions shall apply:

         (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

         (b) "AWARD" means any award under the Plan, including any Option, Restricted Stock or Stock Appreciation Rights.

         (c) "BOARD" means the Board of Directors of the Company.

         (d) "CODE" means the Internal Revenue Code of 1986, as amended.

         (e) "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 5 of the Plan.

         (f) "COMMON STOCK" means the Common Stock of the Company.

         (g) "COMPANY" means Heuristic Physics Laboratories, Inc., a California corporation.

         (h) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render advisory or consulting services and is compensated for such services, and any director of the Company whether compensated for such services or not.

         (i) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary or Parent of the Company. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave, military leave or any other leave of absence approved by the Board, provided that such leave is for a period of not more than


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ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers between locations of the Company or between the Company, its Subsidiaries, Parents or its successor.

         (j) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934.

         (l) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

              (i) if the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (n) "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

         (o) "NON EMPLOYEE DIRECTOR" means Non-Employee Director as defined in Rule 16b-3(b)(3) promulgated under the Exchange Act.

         (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (q) "OPTION" means a stock option granted pursuant to the Plan.



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         (r) "OPTIONED STOCK" means the Common Stock subject to an Option.

         (s) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (t) "PARTICIPANT" means an person who receives an Award under the Plan.

         (u) "PLAN" means this 1998 Stock Option Plan, as amended from time to time.

         (v) "RESTRICTED STOCK AWARD" means an Award of Shares, subject to restriction under the Plan, as more fully described in Section 7.

         (w) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

         (x) "STOCK APPRECIATION RIGHT" or "SAR" means a right granted under
Section 8 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of Shares appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

         (y) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 7,500,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

      4. ELIGIBILITY. Incentive Stock Options may be granted only to Employees. All other Awards may be granted to Employees and Consultants, provided such Consultants render bona fide services. No person will be eligible to receive an Award covering more than 250,000 Shares in any calendar year under the Plan. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Award or Awards.

      5. ADMINISTRATION OF THE PLAN.

         (a) ADMINISTRATION. The Plan shall be administered by the Board or by a Committee designated by the Board to administer the Plan (the "Administrator"). Once appointed, such Committee shall continue to serve in its designated capacity until



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otherwise directed by the Board. The Administrator may authorize the Chief
Executive Office or President of the Company to grant Award to non-executive level Employees. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all in accordance with all applicable laws.

         (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i) construe and interpret the Plan, the agreements granting Award hereunder and any agreement or document executed pursuant to the Plan;

              (ii) to determine the Fair Market Value of the Common Stock, as set forth in Section 2(l) of the Plan;

              (iii) to select the Consultants and Employees to whom Awards may be granted from time to time under the Plan;

              (iv) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

              (v) to approve the forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to the share price and any restriction or limitation, based in each case on such factors as the Administrator shall determine, in its sole discretion);

              (vii) to determine the terms and restrictions applicable to Restricted Stock granted under the Plan;

              (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

              (ix) to grant waivers under the Plan;

              (x) to correct any defect, supply any omission or reconcile any inconsistency in the Plan, and any agreement under the Plan;



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              (xi) to make any other such determinations with respect to Awards under the Plan as it shall deem appropriate, including (without limitation) determinations with respect to vesting, exercisability and price adjustments.

         (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards.

      6. OPTIONS.

         (a) TYPE. The Administrator may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options or Nonstatutory Stock Options, the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option.

         (b) FORM OF OPTION GRANT. Each Option shall be designated in a written option agreement in a form the Administrator may from time to time approve, which will comply with and be subject to the terms and conditions of the Plan.

         (c) LIMITATIONS ON INCENTIVE STOCK OPTIONS. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary) will be Incentive Stock Options and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be Nonstatutory Stock Options. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         (d) TERM OF OPTION. The term of each Option shall be the term stated in the option agreement; provided, however, that in the case of any Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the option agreement. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of such Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the option agreement.




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         (e) OPTION EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

              (1) In the case of an Incentive Stock Option

                   (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                   (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (2) In the case of a Nonstatutory Stock Option

                   (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                   (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

         (f) EXERCISE OF OPTION.

              (1) Options may be exercisable only after expiration of six (6) months from the date of grant (subject to the Company's right of repurchase) or may be exercisable within the times or upon the events determined by the Administrator as set forth in the exercise agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no Incentive Stock Option granted to a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary will be exercisable after the expiration of five (5) years from the date the Incentive Stock Option. The Administrator also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines. An Option may not be exercised for a fraction of a Share.



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

              (2) Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

              (3) TERMINATION OF EMPLOYMENT. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but within no less than thirty (30) days after the date of such termination (or such other longer period as is set out by the Administrator in the option agreement, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary contained herein, in the event that the Optionee's employment has terminated for cause (as determined by the Administrator in accordance with the policies of the Company), the Option shall terminate immediately on the date of termination of employment.

              (4) DISABILITY OF OPTIONEE. Notwithstanding the provisions of
      Section 6(f)(3) above, in the event of termination of an Optionee's Consulting relationship or Continuous Status as an Employee as a result of his disability (as determined by the Administrator in accordance with the policies of the Company), Optionee may, but within no less than six (6) months from the date of such termination (or such other longer period as is set out by the Administrator in the Option Agreement, but in no event later than the expiration date of the term of such Option as set forth in the option agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

              (5) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but



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      only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (g) NON-EMPLOYEE DIRECTOR OPTIONS. The provisions of this Section 6(g) shall apply only to grants of Options to Non-Employee Directors. Except as set forth in this Section 6(g), the other provisions of the Plan shall apply to grants of Options to Non-Employee Directors to the extent not inconsistent with this Section. For purposes of interpreting Section 6(g) of the Plan, a Non-Employee Director shall be deemed to have Continuous Service as an Employee as long as he serves as a member of the Board.

              (1) GENERAL. Non-Employee Directors shall receive Nonstatutory Stock Options in accordance with this Section 6(g) and may not be granted Incentive Stock Options under this Plan. The exercise price for Options granted to Non-Employee Directors shall be the Fair Market Value on the date of grant. No Agreement with any Non-Employee Director may alter the provisions of this Section and no Option granted to a Non-Employee Director may be subject to a discretionary acceleration of exercisablility.

              (2) GRANTS TO NON-EMPLOYEE DIRECTORS. Commencing at the 2002 Annual Meeting of Stockholders of the Company, each Non-Employee Director who is elected or appointed to the Board (including by a way of re-election or re-appointment) will, at the time such director is elected or appointed and duly qualified, be granted automatically, without action by the Committee, an option to purchase 7,500 Shares. Such option shall be fully exercisable at the time of grant.

              (3) DURATION. Subject to the immediately following sentence, each Option granted to a Non-Employee Director shall be for a term of 10 years. Upon the cessation of a Non-Employee Director's membership on the Board for any reason, Options granted to such Non-Employee Director shall expire upon the earlier of (i) three (3) years from the date of such cessation of Board membership or (ii) expiration of the term of the Option. The Administrator may not provide for an extended exercise period beyond the periods set forth in this Section 6(g)(3).

      7. RESTRICTED STOCK.

         (a) RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which



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the Shares will be subject, and all other terms and conditions of the Restricted
Stock Award, subject to the following:

         (b) FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to the Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

         (c) PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 9 of the Plan.

         (d) RESTRICTIONS. Restricted Stock Awards will be subject to such restrictions (if any) as the Administrator may impose. The Administrator may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Administrator may determine.

     8. STOCK APPRECIATION RIGHTS.

         (a) GRANTING OF STOCK APPRECIATION RIGHTS. The Administrator may at any time and from time to time approve the grant of Stock Appreciation Rights, related or unrelated to Options.

         (b) SARS RELATED TO OPTIONS.

              (1) A Stock Appreciation Right related to an Option will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 8(e). Such Option will, to the extent surrendered, then cease to be exercisable.



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              (2) A Stock Appreciation Right related to an Option hereunder will be exercisable at such time or times, and only to the extent that, the related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable (and under the same conditions), will expire no later than the expiration of the related Option, and may be exercised only when the market price of the Common
      Stock subject to the related Option exceeds the exercise price of the Option.

              (3) Upon the exercise of a Stock Appreciation Right related to an Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

         (c) SARS UNRELATED TO OPTIONS. The Administrator may grant Stock Appreciation Rights unrelated to Options. Section 8(e) will govern the amount payable at exercise under such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used.

         (d) LIMITS. Notwithstanding the foregoing, the Administrator, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right.

         (e) PAYMENTS. Payment of the amount determined under the foregoing provisions may be made solely in whole Shares valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the discretion of the Administrator, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable. The Administrator has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

     9. PAYMENT.

         (a) Participants may make all or any portion of any payment due to the Company

              (i) with respect to the consideration payable for an Award, or



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              (ii) upon exercise of an Award,

      by any form of lawful consideration approved by the Administrator including, without limitation, the following:

                   (1) cash;

                   (2) surrender of shares that either: (i) have been owned by Participant for more than six (6) months and have been paid for within the meaning of Rule 144 under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                   (3) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                        (A) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price of the Option, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

                        (B) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price of the Option, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price of the Option directly to the Company; or

                   (4) any combination of the foregoing.

         (b) Any Participant exercising rights and obtaining Shares pursuant to Awards granted under the Plan must pay cash or other valid consideration approved by the Committee equal to the aggregate par value of such Shares to the extent required by the Delaware General Corporation Law.



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     10. WITHHOLDING TAXES.

         (a) WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements (including any such withholding that is necessary to allow the Company to claim tax deductions or other benefits), as determined by the Company in its discretion, prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements (including any such withholding that is necessary to allow the Company to claim tax deductions or other benefits), as determined by the Company in its discretion.

         (b) STOCK WITHHOLDING. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Administrator may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

                   (1) the election must be made on or prior to the applicable Tax Date;

                   (2) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

                   (3) all elections will be subject to the consent or disapproval of the Committee;

                   (4) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (i) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (ii) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or
      (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

                   (5) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.



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     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.


         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

         (b) CORPORATE TRANSACTIONS.

              (1) ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which stockholders owning more than 50% of the voting stock of the Company (other than any stockholder which merges, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (d) the sale of all or substantially all of the assets of the Company (collectively, "Corporate Transaction"), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. Notwithstanding the foregoing, if (a) any Participant whose options are (i) assumed, converted or replaced by the successor corporation (if any), or (ii) substituted by the successor corporation with equivalent Awards or substantially similar consideration; and (b) such Participant is terminated by the Company or a successor corporation (if any) without cause within twelve months of the effective date of the Corporate Transaction; then any Options held by the Participant will immediately become fully vested and exercisable by the Participant. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Section 11(b)(1) then notwithstanding any other provision in this Plan to the contrary, such Award will accelerate at such time and on such conditions as the Board determines.

              (2) OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 11(b), in the event of the occurrence of any transaction described in
      Section 11(b)(1), any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

              (3) ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under the Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code).

      12. TRANSFERABILITY. Awards granted under the Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.



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

      13. TIME OF GRANTING AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

      14. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the Securities and Exchange Commission or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

      15. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

      16. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 22 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 16 of the Plan.

      17. AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Participant under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable Laws, the Company shall obtain stockholders approval of any Plan amendment in such a manner and to such a degree as required.

         (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the Participant and the Company.

       18. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

       19. RULE 16b-3. Notwithstanding any provision of the Plan, the Plan shall always be administrated, and awards shall always be granted and exercised, in such a manner as to conform to the provisions of Rule 16b-3.

       20. NO OBLIGATION TO EMPLOYEE. Nothing in the Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary or limit in any way the right of the Company or any Parent or Subsidiary to terminate Participant's employment or other relationship at any time, with or without cause.

       21. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

       22. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the Stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such Stockholders approval shall be obtained in the degree and manner required under applicable state and federal law.

       23. RELEASE OF FINANCIAL INFORMATION. A copy of the Company's annual report to stockholders shall be delivered to each Optionee if and at the time any such report is distributed to the Company's stockholders. Upon request by any Optionee, the Company shall furnish to such Optionee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act since the end of the Company's prior fiscal year.

       24. ADDITIONAL PLANS. Nothing contained in the Plan shall prevent the Company, a Subsidiary or a Parent from adopting other or additional compensation arrangements for its Employees and Consultants.

       25. GOVERNING LAW. The Plan and all Awards shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.




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